Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
21.	SUBSEQUENT EVENTS

The Company issued 746,356 shares of its ordinary stock for a nominal remaining exercise price for the conversion of prefunded warrants pursuant to the SPA entered into in December 2024 (Note 13). Additionally, 54,500 shares were issued to service providers as compensation pursuant to consulting agreements at a value of $365,530.

On March 4, 2025, the Compensation Committee of the Board of Directors approved a 2025 Stock Plan, subject to shareholder approval and granted 416,748 stock options under the 2025 Plans, with a strike price of $4.95. Such stock options have been granted to our current employees, directors, advisors and senior management team, all of which are contingent on stockholder approval of the 2025 Plan. All of such stock options begin vesting at stockholder approval and will be fully vested subject to shareholder approval two years from the date of grant.

On March 12, 2025, the Company closed a License and Option Agreement with Liquid Bioscience, Inc. (“Liquid”) to access a portfolio of novel mRNA biomarkers for the non-invasive detection of pancreatic cancer with a blood test. Under the terms of the agreement, we have an exclusive license to develop a test using Liquid’s biomarkers with the unilateral option to acquire the exclusive global rights to the gene expression biomarkers which have demonstrated a high degree of effectiveness in detecting pancreatic cancer. Total license payments will total $1.2 million and include a net revenue based royalty payment upon commercialization of a product.